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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 10, 2004
                                -----------------
                      (Date of the earliest event reported)


                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                      0-21665               95-4595609
          ----------                      -------               ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

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ITEM 5. OTHER EVENTS.

         On February 9, 2004, Simulations Plus, Inc., a California corporation (the "Company") issued a press release reporting that Walt Woltosz, chairman and chief executive officer, has sustained a back injury that will require him to work from home for approximately three months.


ITEM 7. EXHIBITS AND REPORTS ON FORM 8-K.

(a) Exhibits

         99.1     Press release dated February 9, 2004

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SIMULATIONS PLUS, INC.



Dated: February 10, 2004                             By: /s/ Momoko Beran
                                                         -----------------------
                                                         Momoko A. Beran
                                                         Chief Financial Officer

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                                 EXHIBITS INDEX
                                 --------------


          Exhibit Number                              Description
          --------------                              -----------

               99.1                       Press release, dated February 9, 2004


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